FIRST QUARTER 2014
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,217,923	688,185	922 (1)	—	—

San Francisco	35,156	519,548	—	—	—

Oahu	549,399	—	—	96,707	369

Monterey	675,678	—	—	—	—

San Antonio	589,501	—	—	—	—

Portland	—	942,021	—	—	—

Seattle	—	495,038	—	—	—

Total	3,067,657	2,644,792	922	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.1	million	54%
	Office	2.6	million	46%
Data is as of March 31, 2014.	Totals	5.7	million
(1) Includes 122 RV spaces.

First Quarter 2014 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

First Quarter 2014 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

First Quarter 2014 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	March 31, 2014	December 31, 2013
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$1,924,855	$1,919,015
Construction in progress	89,991	67,389
Held for development	9,028	9,013
	2,023,874	1,995,417
Accumulated depreciation	(330,945)	(318,581)
Net real estate	1,692,929	1,676,836
Cash and cash equivalents	79,486	48,987
Restricted cash	10,568	9,124
Accounts receivable, net	6,277	7,295
Deferred rent receivable, net	33,372	32,531
Other assets, net	56,326	57,670
TOTAL ASSETS	$1,878,958	$1,832,443
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$952,498	$952,174
Term loan	100,000	—
Line of credit	—	93,000
Accounts payable and accrued expenses	40,248	37,063
Security deposits payable	5,222	5,163
Other liabilities and deferred credits	58,514	58,465
Total liabilities	1,156,482	1,145,865
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 41,935,138 and 40,512,563 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	419	405
Additional paid in capital	735,175	692,196
Accumulated dividends in excess of net income	(48,619)	(44,090)
Accumulated other comprehensive loss	(521)	—
Total American Assets Trust, Inc. stockholders' equity	686,454	648,511
Noncontrolling interests	36,022	38,067
Total equity	722,476	686,578
TOTAL LIABILITIES AND EQUITY	$1,878,958	$1,832,443

First Quarter 2014 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended
	March 31,
	2014	2013
REVENUE:
Rental income	$60,482	$59,222
Other property income	3,471	2,958
Total revenue	63,953	62,180
EXPENSES:
Rental expenses	16,620	16,286
Real estate taxes	6,026	4,800
General and administrative	4,612	4,201
Depreciation and amortization	16,341	17,013
Total operating expenses	43,599	42,300
OPERATING INCOME	20,354	19,880
Interest expense	(13,632)	(14,736)
Other income (expense), net	(64)	(279)
NET INCOME	6,658	4,865
Net income attributable to restricted shares	(70)	(132)
Net income attributable to unitholders in the Operating Partnership	(1,986)	(1,495)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$4,602	$3,238

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.11	$0.08
Weighted average shares of common stock outstanding - basic	40,582,792	39,033,013
Diluted income attributable to common stockholders per share	$0.11	$0.08
Weighted average shares of common stock outstanding - diluted	58,492,473	57,056,448

First Quarter 2014 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except per share data)	Three Months Ended
	March 31,
	2014	2013
Funds from Operations (FFO) (1)
Net income	$6,658	$4,865
Depreciation and amortization of real estate assets	16,341	17,013
FFO, as defined by NAREIT	22,999	21,878
Less: Nonforfeitable dividends on incentive stock awards	(70)	(88)
FFO attributable to common stock and common units	$22,929	$21,790
FFO per diluted share/unit	$0.39	$0.38
Weighted average number of common shares and common units, diluted (2)	58,626,718	57,266,950

Dividends
Dividends declared and paid	$13,140	$12,114
Dividends declared and paid per share/unit	$0.22	$0.21

First Quarter 2014 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended
	March 31,
	2014	2013
Funds Available for Distribution (FAD) (1)
FFO	$22,999	$21,878
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(6,057)	(4,051)
Net effect of straight-line rents (3)	(1,058)	(790)
Amortization of net above (below) market rents (4)	(587)	(508)
Net effect of other lease intangibles (5)	37	57
Amortization of debt issuance costs and debt fair value adjustment	1,015	983
Non-cash compensation expense	519	676
Nonforfeitable dividends on incentive stock awards	(70)	(88)
FAD	$16,798	$18,157

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$3,179	$2,942
Maintenance capital expenditures	2,878	1,109
	$6,057	$4,051

Notes:

(1)	See Glossary of Terms.

(2)
For the three months ended March 31, 2014 and 2013, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2014 Supplemental Information	Page 8

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2014
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$22,981	$15,828	$4,130	$13,993	$56,932
Non-same store portfolio (1)	18	7,003	—	—	7,021
Total	22,999	22,831	4,130	13,993	63,953
Real estate expenses
Same-store portfolio	6,045	4,575	1,427	8,268	20,315
Non-same store portfolio (1)	13	2,318	—	—	2,331
Total	6,058	6,893	1,427	8,268	22,646
Net Operating Income (NOI), GAAP basis
Same-store portfolio	16,936	11,253	2,703	5,725	36,617
Non-same store portfolio (1)	5	4,685	—	—	4,690
Total	$16,941	$15,938	$2,703	$5,725	$41,307
Same-store portfolio NOI, GAAP basis	$16,936	$11,253	$2,703	$5,725	$36,617
Net effect of straight-line rents (2)	1	(672)	—	(86)	(757)
Amortization of net above (below) market rents (3)	(370)	(556)	—	141	(785)
Net effect of other lease intangibles (4)	—	(30)	—	(25)	(55)
Same-store portfolio NOI, cash basis	$16,567	$9,995	$2,703	$5,755	$35,020

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on March 31, 2014 and 2013. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2014 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended
	March 31,
	2014	2013	Change
Cash Basis:
Retail	$16,567	$17,130	(3.3)%
Office	9,995	10,072	(0.8)
Multifamily	2,703	2,433	11.1
Mixed-Use	5,755	5,570	3.3
	$35,020	$35,205	(0.5)%

GAAP Basis:
Retail	$16,936	$17,207	(1.6)%
Office	11,253	11,739	(4.1)
Multifamily	2,703	2,433	11.1
Mixed-Use	5,725	5,492	4.2
	$36,617	$36,871	(0.7)%

First Quarter 2014 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended
	March 31,
	2014	2013	Change
Cash Basis:
Retail	$16,567	$17,130	(3.3)%
Office	14,668	14,711	(0.3)
Multifamily	2,703	2,433	11.1
Mixed-Use	5,755	5,570	3.3
	$39,693	$39,844	(0.4)%

GAAP Basis:
Retail	$16,936	$17,207	(1.6)%
Office	15,937	15,951	(0.1)
Multifamily	2,703	2,433	11.1
Mixed-Use	5,725	5,492	4.2
	$41,301	$41,083	0.5%

First Quarter 2014 Supplemental Information	Page 11

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2014
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,036	$4,380	$2,703	$—	$14,119
Net effect of straight-line rents (2)	(54)	(253)	—	—	(307)
Amortization of net above (below) market rents (3)	(275)	18	—	—	(257)
Net effect of other lease intangibles (4)	—	93	—	—	93
NOI, cash basis	6,707	4,238	2,703	—	13,648
Northern California
NOI, GAAP basis (1)	2,615	4,180	—	—	6,795
Net effect of straight-line rents (2)	(50)	(413)	—	—	(463)
Amortization of net above (below) market rents (3)	(82)	(177)	—	—	(259)
Net effect of other lease intangibles (4)	—	(31)	—	—	(31)
NOI, cash basis	2,483	3,559	—	—	6,042
Hawaii
NOI, GAAP basis (1)	4,182	—	—	5,725	9,907
Net effect of straight-line rents (2)	78	—	—	(86)	(8)
Amortization of net above (below) market rents (3)	44	—	—	141	185
Net effect of other lease intangibles (4)	—	—	—	(25)	(25)
NOI, cash basis	4,304	—	—	5,755	10,059
Oregon
NOI, GAAP basis (1)	—	3,399	—	—	3,399
Net effect of straight-line rents (2)	—	(27)	—	—	(27)
Amortization of net above (below) market rents (3)	—	123	—	—	123
NOI, cash basis	—	3,495	—	—	3,495
Texas
NOI, GAAP basis (1)	3,108	—	—	—	3,108
Net effect of straight-line rents (2)	27	—	—	—	27
Amortization of net above (below) market rents (3)	(57)	—	—	—	(57)
NOI, cash basis	3,078	—	—	—	3,078
Washington
NOI, GAAP basis (1)	—	3,979	—	—	3,979
Net effect of straight-line rents (2)	—	(280)	—	—	(280)
Amortization of net above (below) market rents (3)	—	(322)	—	—	(322)
NOI, cash basis	—	3,377	—	—	3,377
Total
NOI, GAAP basis (1)	16,941	15,938	2,703	5,725	41,307
Net effect of straight-line rents (2)	1	(973)	—	(86)	(1,058)
Amortization of net above (below) market rents (3)	(370)	(358)	—	141	(587)
Net effect of other lease intangibles (4)	—	62	—	(25)	37
NOI, cash basis	$16,572	$14,669	$2,703	$5,755	$39,699
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2014 Supplemental Information	Page 12

NOI BREAKDOWN

Three Months Ended March 31, 2014
Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

First Quarter 2014 Supplemental Information	Page 13

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2014
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$867	$20	$204	$(177)
Carmel Mountain Plaza	2,655	38	688	(722)
South Bay Marketplace	554	31	169	(158)
Rancho Carmel Plaza	170	10	41	(49)
Lomas Santa Fe Plaza	1,169	14	214	(448)
Solana Beach Towne Centre	1,393	29	437	(432)
Del Monte Center	2,179	242	831	(1,059)
Geary Marketplace	292	3	126	(131)
The Shops at Kalakaua	404	21	36	(65)
Waikele Center	4,022	309	862	(1,274)
Alamo Quarry Market	3,234	64	1,318	(1,538)
Subtotal Retail Portfolio	$16,939	$781	$4,926	$(6,053)
Office Portfolio
Torrey Reserve Campus (5)	$3,874	$442	$144	$(1,007)
Solana Beach Corporate Centre	1,624	10	43	(409)
The Landmark at One Market	5,024	26	126	(1,961)
One Beach Street	654	2	36	(201)
First & Main	2,213	162	162	(742)
Lloyd District Portfolio (5)	2,640	327	91	(1,308)
City Center Bellevue	3,795	665	359	(1,291)
Subtotal Office Portfolio	$19,824	$1,634	$961	$(6,919)
Multifamily Portfolio
Loma Palisades	$2,621	$188	$—	$(917)
Imperial Beach Gardens	685	62	—	(253)
Mariner's Point	313	26	—	(123)
Santa Fe Park RV Resort	217	20	—	(134)
Subtotal Multifamily Portfolio	$3,836	$296	$—	$(1,427)

First Quarter 2014 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2014
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,524	$962	$919	$(1,642)
Waikiki Beach Walk - Embassy Suites™	9,001	641	—	(6,650)
Subtotal Mixed-Use Portfolio	$11,525	$1,603	$919	$(8,292)
Total	$52,124	$4,314	$6,806	$(22,691)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended March 31, 2014 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $25 and $821, respectively, for the three months ended March 31, 2014. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended March 31, 2014. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were approximately $2 for the three months ended March 31, 2014. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended March 31, 2014.

(2)
Represents additional property-related income for the three months ended March 31, 2014, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended March 31, 2014.

(4)
Represents property operating expenses for the three months ended March 31, 2014. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $195 and abatements were $195 for the three months ended March 31, 2014.

First Quarter 2014 Supplemental Information	Page 15

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended March 31, 2014
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$733	$184	$917	$571	$18	$1,506
Office Portfolio	2,376	1,832	4,208	2,596	287	7,091
Multifamily Portfolio	—	110	110	—	21,767	21,877
Mixed-Use Portfolio	70	752	822	—	—	822
Total	$3,179	$2,878	$6,057	$3,167	$22,072	$31,296

First Quarter 2014 Supplemental Information	Page 16

SUMMARY OF OUTSTANDING DEBT

(Unaudited, amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	March 31, 2014	Interest Rate	Service	Maturity Date	Maturity
Waikele Center (1)	$140,700	5.15%	$145,607	November 1, 2014	$140,700
The Shops at Kalakaua (1)	19,000	5.45%	1,053	May 1, 2015	19,000
The Landmark at One Market (1)(2)	133,000	5.61%	7,558	July 5, 2015	133,000
Del Monte Center (1)	82,300	4.93%	4,121	July 8, 2015	82,300
First & Main (1)	84,500	3.97%	3,397	July 1, 2016	84,500
Imperial Beach Gardens (1)	20,000	6.16%	1,250	September 1, 2016	20,000
Mariner's Point (1)	7,700	6.09%	476	September 1, 2016	7,700
South Bay Marketplace (1)	23,000	5.48%	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (1)	130,310	5.39%	7,020	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (3)	36,691	6.39%	2,798	August 1, 2017	35,136
Loma Palisades (1)	73,744	6.09%	4,553	July 1, 2018	73,744
One Beach Street (1)	21,900	3.94%	875	April 1, 2019	21,900
Torrey Reserve - North Court (3)	21,304	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (3)	7,175	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (3)	11,430	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (3)	38,101	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (1)	111,000	3.98%	4,479	November 1, 2022	111,000
Total / Weighted Average	$961,855	5.22%	$190,568		$952,239
Unamortized fair value adjustment	(9,357)
Secured Notes Payable	$952,498
Fixed Rate Debt Ratio of Secured Notes Payable
Fixed rate debt	100%

Term Loan (4)	$100,000
Notes:

(1)	Interest only.

(2)
Maturity date is the earlier of the loan maturity date under the loan agreement, or the "Anticipated Repayment Date" as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.

(3)	Principal payments based on a 30-year amortization schedule.

(4)
The term loan matures in January 2016 and we have three 12-month options to extend its maturity to 2019. At March 31, 2014, the all-in interest rate (including interest rate swap costs) on our outstanding term loan was 3.08%.

First Quarter 2014 Supplemental Information	Page 17

MARKET CAPITALIZATION

(Unaudited, amounts in thousands, except per share data)

Market data	March 31, 2014
Common shares outstanding	41,935
Common units outstanding	17,905
Common shares and common units outstanding	59,840
Market price per common share	$33.74
Equity market capitalization	$2,019,002
Total debt	$1,061,855
Total market capitalization	$3,080,857
Less: Cash on hand	$(79,486)
Total enterprise value	$3,001,371
Total assets, gross	$2,209,903

Total debt/Total capitalization	34.5%
Total debt/Total enterprise value	35.4%
Net debt/Total enterprise value (1)	32.7%
Total debt/Total assets, gross	48.0%
Net debt/Total assets, gross (1)	44.5%

Total debt/EBITDA (2)(3)	7.2	x
Net debt/EBITDA (1)(2)(3)	6.7	x
Interest coverage ratio (4)	2.8	x
Fixed charge coverage ratio (4)	2.8	x

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended March 31, 2014 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

First Quarter 2014 Supplemental Information	Page 18

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

							Project Costs (in thousands) (2)
		Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Multifamily Units	Three Months	Cost Incurred to Date	Total Estimated Investment	Estimated Stabilized Yield (3)
							Ended
Property	Location						March 31, 2014
Office Property:
Torrey Reserve III & IV	San Diego, CA	2012	2014	2015	81,500	N/A	$915	$20,716	$34,100	8.60%

Mixed Use Property:
Lloyd District Portfolio	Portland, OR	2013	2015	2017	47,000	657	$21,946	$52,866	$191,828	6.25% - 7.25%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Square Footage	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Sorrento Pointe (5)	Office	San Diego, CA	88,000	N/A
Solana Beach - Highway 101 (4)	Mixed Use	Solana Beach, CA	48,000	36

Notes:

(1)	Based on management's estimation of stabilized occupancy (90%).

(2)	Project costs exclude allocated land costs and interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1.

(3)	Calculated as return on invested capital when project has reached stabilized occupancy, and excludes allocated land costs and interest cost capitalized in accordance with ASC 838-20-50-1.

(4)	Represents commercial portion of development opportunity for Solana Beach - Highway 101.

(5)	Development plans began during the second quarter of 2013.

First Quarter 2014 Supplemental Information	Page 19

PORTFOLIO DATA

First Quarter 2014 Supplemental Information	Page 20

PROPERTY REPORT

As of March 31, 2014				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	96.2%	$3,467,449	$46.15		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	99.5	10,728,273	20.73	Sears	Sports Authority, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,219,472	16.70		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	73.9	679,518	30.23		Oggi's Pizza & Brewing Co., Saloncentric
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	82.2	4,677,992	27.16		Vons, We-R-Fabrics
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	99.3	5,598,935	22.85		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,678	99.2	9,295,932	13.87	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,167,310	33.20		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,631,568	139.80		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,728	98.3	15,535,744	29.39	Lowe's, Kmart, Sports Authority	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	94.5	13,029,598	23.39	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio			102	3,067,657	96.8%	$68,031,791	$22.91
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	10	476,020	89.0%	$15,488,246	$36.56
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,165	90.0	6,537,353	34.24
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	20,125,813	47.70
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	84.2	2,618,097	31.85
First & Main	Portland, OR	2010	1	360,813	80.4	8,751,722	30.17
Lloyd District Portfolio	Portland, OR	1940-2011	6	581,208	82.2	10,369,589	21.70
City Center Bellevue	Bellevue, WA	1987	1	495,038	97.4	15,513,025	32.17
Subtotal/Weighted Average Office Portfolio			24	2,644,792	89.5%	$79,403,845	$33.54
Total/Weighted Average Retail and Office Portfolio			126	5,712,449	93.4%	$147,435,636	$27.63

First Quarter 2014 Supplemental Information	Page 21

PROPERTY REPORT (CONTINUED)

As of March 31, 2014
							Average
			Number				Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	100.0%	$10,600,776	$1,612
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	100.0	2,737,956	$1,426
Mariner's Point	Imperial Beach, CA	1986	8	88	98.9	1,246,392	$1,193
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	74.0	813,420	$727
Total/Weighted Average Multifamily Portfolio			115	922	96.3%	$15,398,544	$1,445

Mixed-Use Portfolio
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	98.9%	$10,163,129	$106.26		Yard House, Roy's

							Annualized
			Number				Revenue per
		Year Built/	of		Average	Average	Available
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (10)	Daily Rate(10)	Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	90.2%	$300.35	$270.92
Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of March 31, 2014, including leases which may not have commenced as of March 31, 2014. Percentage leased for our multifamily properties includes total units rented as of March 31, 2014.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2014 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2014. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of March 31, 2014.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,081,452
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$470,075

(8)
This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended March 31, 2014, the highest average monthly occupancy rate for this property was 99%, occurring in July 2013. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)
Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2014, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended March 31, 2014 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended March 31, 2014 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2014 Supplemental Information	Page 22

RETAIL LEASING SUMMARY

As of March 31, 2014
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	15	100%	62,667	$29.15	$26.55	$162,804	9.8%	20.9%	5.8	$529,318	$8.45
4th Quarter 2013	14	100%	79,122	$36.61	$36.60	$373	—%	6.4%	6.6	$240,100	$3.03
3rd Quarter 2013	23	100%	53,709	$33.68	$34.08	$(21,357)	(1.2)%	4.5%	3.7	$333,800	$6.21
2nd Quarter 2013	11	100%	38,960	$30.60	$28.09	$97,872	8.9%	17.6%	5.5	$54,358	$1.40
Total 12 months	63	100%	234,458	$32.95	$31.92	$239,692	3.2%	10.7%	5.5	$1,157,576	$4.94

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	1	7%	1,609	$42.00	$40.76	$1,996	3.0%	3.0%	5.0	$16,090	$10.00
4th Quarter 2013	4	29%	12,377	$77.23	$58.46	$232,378	32.1%	36.3%	8.0	$240,100	$19.40
3rd Quarter 2013	3	13%	5,790	$38.49	$44.97	$(37,565)	(14.4)%	(14.5)%	3.2	$313,800	$54.20
2nd Quarter 2013	2	18%	3,275	$31.75	$26.72	$16,470	18.8%	20.1%	5.3	$32,750	$10.00
Total 12 months	10	16%	23,051	$58.58	$49.33	$213,279	18.8%	22.1%	6.2	$602,740	$26.15

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	14	93%	61,058	$28.81	$26.18	$160,808	10.1%	21.6%	5.9	$513,228	$8.41
4th Quarter 2013	10	71%	66,745	$29.07	$32.55	$(232,005)	(10.7)%	(4.4)%	6.3	$—	$0.00
3rd Quarter 2013	20	87%	47,919	$33.10	$32.76	$16,208	1.0%	7.7%	3.7	$20,000	$0.42
2nd Quarter 2013	9	82%	35,685	$30.49	$28.21	$81,402	8.1%	17.4%	5.5	$21,608	$0.61
Total 12 months	53	84%	211,407	$30.15	$30.03	$26,413	0.4%	8.5%	5.5	$554,836	$2.63

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	15	62,667	$29.15	5.8	$529,318	$8.45
4th Quarter 2013	21	128,422	$32.37	7.6	$1,704,715	$13.27
3rd Quarter 2013	26	59,433	$34.49	4.1	$448,940	$7.55
2nd Quarter 2013	16	73,385	$22.18	7.1	$350,858	$4.78
Total 12 months	78	323,907	$29.83	6.5	$3,033,831	$9.36
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2014 Supplemental Information	Page 23

OFFICE LEASING SUMMARY

As of March 31, 2014
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	4	100%	4,406	$36.88	$33.19	$16,274	11.1%	13.8%	3.3	$30,626	$6.95
4th Quarter 2013	16	100%	163,157	$28.76	$28.89	$(21,093)	(0.4)%	12.3%	7.2	$2,693,623	$16.51
3rd Quarter 2013	11	100%	52,805	$31.44	$31.32	$5,875	0.4%	3.7%	5.8	$412,943	$7.82
2nd Quarter 2013	12	100%	59,028	$30.99	$32.23	$(72,922)	(3.8)%	5.4%	6.7	$1,486,752	$25.19
Total 12 months	43	100%	279,396	$29.87	$30.12	$(71,866)	(0.9)%	9.1%	6.8	$4,623,944	$16.55

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	2	50%	2,469	$35.58	$32.67	$7,192	8.9%	10.3%	4.3	$30,626	$12.40
4th Quarter 2013	5	31%	68,796	$25.81	$27.57	$(120,948)	(6.4)%	12.3%	9.8	$1,981,147	$28.80
3rd Quarter 2013	2	18%	14,930	$35.74	$32.28	$51,693	10.7%	12.8%	9.1	$134,327	$9.00
2nd Quarter 2013	5	42%	38,462	$27.43	$29.83	$(92,602)	(8.1)%	6.0%	8.7	$1,343,691	$34.94
Total 12 months	14	33%	124,657	$27.69	$28.93	$(154,665)	(4.3)%	10.3%	9.3	$3,489,791	$28.00

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	2	50%	1,937	$38.54	$33.86	$9,082	13.8%	18.3%	2.0	$—	$0.00
4th Quarter 2013	11	69%	94,361	$30.91	$29.85	$99,855	3.5%	12.3%	5.4	$712,476	$7.55
3rd Quarter 2013	9	82%	37,875	$29.74	$30.95	$(45,818)	(3.9)%	—%	4.5	$278,616	$7.36
2nd Quarter 2013	7	58%	20,566	$37.66	$36.70	$19,680	2.6%	4.5%	2.9	$143,061	$6.96
Total 12 months	29	67%	154,739	$31.62	$31.08	$82,799	1.7%	8.2%	4.8	$1,134,153	$7.33

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2014	9	28,773	$40.57	5.5	$930,102	$32.33
4th Quarter 2013	23	198,307	$29.35	7.1	$4,207,999	$21.22
3rd Quarter 2013	19	79,317	$32.87	4.7	$910,994	$11.49
2nd Quarter 2013	17	70,070	$31.56	6.6	$1,756,251	$25.06
Total 12 months	68	376,467	$31.36	6.4	$7,805,346	$20.73
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2014 Supplemental Information	Page 24

MULTIFAMILY LEASING SUMMARY

As of March 31, 2014

Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2014	548	100.0%	$10,600,776	$1,612
4th Quarter 2013	539	98.4%	$10,439,364	$1,613
3rd Quarter 2013	546	99.6%	$10,306,416	$1,574
2nd Quarter 2013	538	98.2%	$10,058,160	$1,558

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2014	160	100.0%	$2,737,956	$1,426
4th Quarter 2013	156	97.5%	$2,692,248	$1,438
3rd Quarter 2013	160	100.0%	$2,758,512	$1,437
2nd Quarter 2013	160	100.0%	$2,725,968	$1,420

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2014	87	98.9%	$1,246,392	$1,193
4th Quarter 2013	88	100.0%	$1,203,624	$1,140
3rd Quarter 2013	88	100.0%	$1,231,584	$1,166
2nd Quarter 2013	88	100.0%	$1,198,860	$1,135

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2014	93	74.0%	$813,420	$727
4th Quarter 2013	106	84.0%	$828,720	$652
3rd Quarter 2013	98	77.8%	$789,708	$671
2nd Quarter 2013	115	91.3%	$1,153,548	$836

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2014	888	96.3%	$15,398,544	$1,445
4th Quarter 2013	889	96.4%	$15,163,956	$1,422
3rd Quarter 2013	892	96.7%	$15,086,220	$1,410
2nd Quarter 2013	901	97.7%	$15,136,536	$1,400
Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

First Quarter 2014 Supplemental Information	Page 25

MIXED-USE LEASING SUMMARY

As of March 31, 2014

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
1st Quarter 2014	95,682	98.9%	$10,163,129	$106
4th Quarter 2013	94,623	97.8%	$10,235,236	$108
3rd Quarter 2013	94,692	97.9%	$10,130,130	$107
2nd Quarter 2013	90,664	93.8%	$9,898,572	$109

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
1st Quarter 2014	333	90.2%	$300	$271
4th Quarter 2013	305	82.6%	$290	$239
3rd Quarter 2013	328	88.9%	$331	$294
2nd Quarter 2013	323	87.6%	$278	$244
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of March 31, 2014, including leases which may not have commenced as of March 31, 2014.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2014 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2014.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2014, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2014 Supplemental Information	Page 26

LEASE EXPIRATIONS

As of March 31, 2014
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	25,265		1.0%	0.4%	$4.45	24,557	0.8%	0.4%	$15.05	2,791	2.9%	—%	$—	52,613	0.9%	$9.16
2014	173,516		6.6	3.0	$29.64	97,087	3.2	1.7	$31.62	4,544	4.7	0.1	$114.60	275,147	4.7	$31.74
2015	255,568		9.7	4.4	$34.65	246,784	8.0	4.2	$25.92	10,573	10.9	0.2	$231.63	512,925	8.8	$34.51
2016	274,013		10.4	4.7	$30.87	200,274	6.5	3.4	$34.83	12,750	13.2	0.2	$139.95	487,037	8.4	$35.35
2017	373,848		14.1	6.4	$35.53	371,789	12.1	6.4	$24.74	8,411	8.7	0.1	$150.73	754,048	13.0	$31.49
2018	201,055		7.6	3.5	$36.30	1,079,794	35.2	18.6	$19.48	10,767	11.1	0.2	$121.71	1,291,616	22.2	$22.95
2019	262,810		9.9	4.5	$37.79	331,078	10.8	5.7	$23.91	15,279	15.8	0.3	$77.65	609,167	10.5	$31.25
2020	278,001		10.5	4.8	$39.26	137,024	4.5	2.4	$11.92	17,843	18.5	0.3	$45.53	432,868	7.5	$30.86
2021	215,469		8.1	3.7	$36.31	45,011	1.5	0.8	$46.73	—	—	—	—	260,480	4.5	$38.11
2022	9,364		0.4	0.2	$20.00	148,868	4.9	2.6	$30.70	11,464	11.9	0.2	$72.56	169,696	2.9	$32.94
2023	96,281		3.6	1.7	$26.91	57,170	1.9	1.0	$24.60	—	—	—	—	153,451	2.6	$26.05
Thereafter	175,953	(2)(3)	6.7	3.0	$27.32	177,487	5.8	3.1	$18.87	—	—	—	—	353,440	6.1	$23.08
Signed Leases Not Commenced	27,156		1.0	0.5	—	51,483	1.7	0.9	—	1,260	1.3	—	—	79,899	1.4	—
Available	276,493		10.5	4.8	—	99,251	3.2	1.7	—	1,025	1.1	—	—	376,769	6.5	—
Total (4)	2,644,792		100.0%	45.5%	$30.02	3,067,657	100.0%	52.8%	$22.18	96,707	100.0%	1.7%	$105.09	5,809,156	100.0%	$27.13

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	25,265		1.0%	0.4%	$4.45	24,557	0.8%	0.4%	$15.05	2,791	2.9%	—%	$—	52,613	0.9%	$9.16
2014	150,869		5.7	2.6	$30.87	57,830	1.9	1.0	$33.48	4,544	4.7	0.1	$114.60	213,243	3.7	$33.36
2015	95,310		3.6	1.6	$33.73	57,388	1.9	1.0	$34.29	4,359	4.5	0.1	$198.32	157,057	2.7	$38.50
2016	194,747		7.4	3.4	$29.96	63,309	2.1	1.1	$30.80	8,722	9.0	0.2	$145.98	266,778	4.6	$33.95
2017	58,398		2.2	1.0	$36.85	127,156	4.1	2.2	$28.07	7,371	7.6	0.1	$145.86	192,925	3.3	$35.23
2018	91,857		3.5	1.6	$31.93	90,694	3.0	1.6	$29.46	10,767	11.1	0.2	$121.71	193,318	3.3	$35.77
2019	68,536		2.6	1.2	$38.64	120,563	3.9	2.1	$24.15	3,589	3.7	0.1	$147.48	192,688	3.3	$31.60
2020	185,038		7.0	3.2	$30.69	203,166	6.6	3.5	$22.62	1,951	2.0	—	$142.92	390,155	6.7	$27.05
2021	85,490		3.2	1.5	$32.81	58,908	1.9	1.0	$52.43	10,242	10.6	0.2	$204.62	154,640	2.7	$51.66
2022	342,292		12.9	5.9	$35.84	87,098	2.8	1.5	$35.36	11,464	11.9	0.2	$72.56	440,854	7.6	$36.70
2023	142,146		5.4	2.4	$41.80	178,755	5.8	3.1	$31.47	—	—	—	—	320,901	5.5	$36.05
Thereafter	901,195	(2)(3)	34.1	15.5	$34.57	1,847,499	60.2	31.8	$19.63	28,622	29.6	0.5	$48.33	2,777,316	47.8	$24.77
Signed Leases Not Commenced	27,156		1.0	0.5	—	51,483	1.7	0.9	—	1,260	1.3	—	—	79,899	1.4	—
Available	276,493		10.5	4.8	—	99,251	3.2	1.7	—	1,025	1.1	—	—	376,769	6.5	—
Total (4)	2,644,792		100.0%	45.5%	$30.02	3,067,657	100.0%	52.8%	$22.18	96,707	100.0%	1.7%	$105.09	5,809,156	100.0%	$27.13

First Quarter 2014 Supplemental Information	Page 27

LEASE EXPIRATIONS (CONTINUED)

As of March 31, 2014

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2014 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 22,105 square feet currently leased by Integra Telecom Holdings, Inc. at Lloyd District Portfolio through May 31, 2014, for which Familycare, Inc. has signed an agreement to lease such space beginning June 1, 2014 through September 30, 2024 with an option to extend the lease through September 30, 2029.

(3)
The expirations include 22,105 square feet currently leased by Familycare, Inc. at Lloyd District Portfolio through May 31, 2014, for which PacifiCorp has signed an agreement to lease such space beginning October 1, 2014 through September 30, 2024 with options to extend the lease through September 30, 2034.

(4)	Individual items may not add up to total due to rounding.

First Quarter 2014 Supplemental Information	Page 28

PORTFOLIO LEASED STATISTICS

	At March 31, 2014					At March 31, 2013
Type	Size		Leased (1)		Leased %	Size		Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,067,657		2,968,406		96.8%	3,068,645		2,948,392		96.1%
Office Properties (square feet)	2,644,792		2,368,299		89.5%	2,645,567		2,482,061		93.8%
Multifamily Properties (units)	922		888		96.3%	922		869		94.3%
Mixed-Use Properties (square feet)	96,707		95,682		98.9%	96,707		92,333		95.5%
Mixed-Use Properties (units)	369		333	(3)	90.2%	369		331	(3)	89.6%

Same-Store(2) Statistics
Retail Properties (square feet)	3,067,657		2,968,406		96.8%	3,033,489		2,913,236		96.0%
Office Properties (square feet)	1,587,564	(4)	1,467,114		92.4%	995,182	(4)	977,616		98.2%
Multifamily Properties (units)	922		888		96.3%	922		869		94.3%
Mixed-Use Properties (square feet)	96,707		95,682		98.9%	96,707		92,333		95.5%
Mixed-Use Properties (units)	369		333	(3)	90.2%	369		331	(3)	89.6%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Represents average occupancy for the three months ended March 31, 2014 and 2013.

(4)	The same-store portfolio excludes Torrey Reserve Campus and Lloyd District Portfolio due to significant redevelopment activity.

First Quarter 2014 Supplemental Information	Page 29

TOP TENANTS - RETAIL

As of March 31, 2014
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe's	Waikele Center	5/31/2018	155,000	5.1%	2.7%	$4,307,153	6.3%	2.7%
2	Kmart	Waikele Center	6/30/2018	119,590	3.9	2.1	4,185,650	6.2	2.7
3	Sports Authority	Carmel Mountain Plaza, Waikele Center	11/30/2018 7/18/2018	90,722	3.0	1.6	2,133,950	3.1	1.4
4	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.3	1.2	1,990,316	2.9	1.3
5	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.3	1.2	1,789,248	2.6	1.1
6	Old Navy	South Bay Marketplace, Waikele Center, Alamo Quarry Market	4/30/2016 7/31/2016 9/30/2017	59,780	1.9	1.0	*	*	*
7	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.8	0.8
8	Marshalls	Solana Beach Towne Centre, Carmel Mountain Plaza	1/31/2015 1/31/2019	68,055	2.2	1.2	1,175,170	1.7	0.7
9	Regal Cinemas	Alamo Quarry Market	3/31/2018	72,447	2.4	1.2	1,122,929	1.7	0.7
10	Gap	Del Monte Center, Waikele Center, Alamo Quarry Market	9/20/2020 2/28/2022 4/30/2024	41,464	1.4	0.7	960,671	1.4	0.6
	Top 10 Retail Tenants Total			797,431	26.1%	13.8%	$18,881,787	27.7%	12.0%

*	Data withheld at tenant's request.

First Quarter 2014 Supplemental Information	Page 30

TOP TENANTS - OFFICE

As of March 31, 2014
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.6%	4.4%	$12,461,668	15.7%	7.9%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2015 12/31/2017	114,664	4.3	2.0	5,504,269	6.9	3.5
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.8	1.9
4	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	3.1	1.4	2,598,814	3.3	1.6
5	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.8	1.4
6	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.6	1.2	2,166,598	2.7	1.4
7	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	56,024	2.1	1.0	1,988,852	2.5	1.3
8	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	1,796,968	2.3	1.1
9	Portland Energy Conservation	First & Main	1/31/2021	73,422	2.8	1.3	1,684,998	2.1	1.1
10	California Bank & Trust	Torrey Reserve Campus	2/29/2024	34,731	1.3	0.6	1,576,848	2.0	1.0
	Top 10 Office Tenants Total			904,336	34.1%	15.7%	$34,969,770	44.1%	22.2%

First Quarter 2014 Supplemental Information	Page 31

APPENDIX

First Quarter 2014 Supplemental Information	Page 32

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months ended March 31, 2014 and 2013 is as follows:

	Three Months Ended
	March 31,
	2014	2013
Net income	$6,658	$4,865
Depreciation and amortization	16,341	17,013
Interest expense	13,632	14,736
Interest income	(48)	(8)
Income tax expense	112	297
EBITDA	$36,695	$36,903

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

First Quarter 2014 Supplemental Information	Page 33

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended
	March 31,
Reconciliation of NOI to net income	2014	2013
Total NOI	$41,307	$41,094
General and administrative	(4,612)	(4,201)
Depreciation and amortization	(16,341)	(17,013)
Interest expense	(13,632)	(14,736)
Other income (expense), net	(64)	(279)
Net income	6,658	4,865
Net income attributable to restricted shares	(70)	(132)
Net loss attributable to unitholders in the Operating Partnership	(1,986)	(1,495)
Net income attributable to American Assets Trust, Inc. stockholders	$4,602	$3,238

Overall Portfolio: Includes all operating properties owned by us as of March 31, 2014.

First Quarter 2014 Supplemental Information	Page 34

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

Comparison of Three Months Ended
March 31, 2014 to 2013
	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X
Carmel Mountain Plaza	X		X
South Bay Marketplace	X		X
Rancho Carmel Plaza	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre	X		X
Del Monte Center	X		X
Geary Marketplace	X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X
Office Properties
Torrey Reserve Campus		X	X
Solana Beach Corporate Centre	X		X
The Landmark at One Market	X		X
One Beach Street	X		X
First & Main	X		X
Lloyd District Portfolio		X	X
City Center Bellevue	X		X
Multifamily Properties
Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner's Point	X		X
Santa Fe Park RV Resort	X		X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X
Waikiki Beach Walk - Embassy Suites™	X		X
Development Properties
Sorrento Pointe - Land		X
Torrey Reserve - Land		X
Solana Beach Corporate Centre - Land		X
Solana Beach - Highway 101 - Land		X
Lloyd District Portfolio - Land		X
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

First Quarter 2014 Supplemental Information	Page 35